SCHEDULE 14A
                                 (Rule 14a-101)



                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ] Confidential, for Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14(a)-11(c) or Rule 14a-12

                                 SANDATA, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per  Exchange Act Rules  14a-6(i)(1)
and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ]   Check box if any part of the fee is  offset as  provided  by  Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement no.:

         (3) Filing Party:

         (4) Date Filed:

                                  SANDATA, INC.
                              26 Harbor Park Drive
                         Port Washington, New York 11050

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                October 22, 1998

To the Stockholders of
     Sandata, Inc.:

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SANDATA, INC., a Delaware corporation ("Sandata"), will be held at Sandata's executive offices, 26 Harbor Park Drive, Port Washington, New York at 10:00 a.m., local time, for the following purposes:

                  (1)      To elect a board of five directors.

                  (2) To approve an amendment to the Certificate of Incorporation to increase the number of authorized Common Shares of Sandata from 3,000,000 to 6,000,000.

                  (3)      To  ratify  the   adoption  of   Sandata's   Restated
                           Certificate of Incorporation, which includes the amendments referred to above.

                  (4)      Subject to  stockholder  approval of the  increase in
                           authorized   shares,   to  approve  the  adoption  of
                           Sandata's 1998 Stock Option Plan.

                  (5) To transact such other business as may properly come before the meeting.

                  Only stockholders of record at the close of business on September 11, 1998 are entitled to notice of, and to vote at, the meeting or any adjournment(s) or postponement(s) thereof.



                                                      Hugh Freund
                                                      Secretary
Port Washington, New York
September 24, 1998

--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF SANDATA, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                  SANDATA, INC.

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 22, 1998
                                ----------------

This Proxy Statement is being mailed on or about September 24, 1998 to the stockholders of Sandata in connection with the solicitation of proxies by the Board of Directors of Sandata from holders of the outstanding shares of Common Stock, par value $.001 per share, of Sandata (the "Common Shares") for use at an Annual Meeting of Stockholders to be held on October 22, 1998 at 10:00 a.m.
(local time), at Sandata's executive offices, 26 Harbor Park Drive, Port Washington, New York, and any and all adjournments or postponements thereof (the "Meeting").

All proxies duly executed and received will be voted on the matters presented at the Meeting in accordance with the specifications made in such proxies. In the absence of specified instructions, proxies so received will be voted for the named nominees to Sandata's Board of Directors, in favor of the proposal to amend the Certificate of Incorporation to increase the number of authorized Common Shares from 3,000,000 to 6,000,000 (the "Share Increase Amendment"), in favor of the proposal to ratify the adoption of Sandata's Restated Certificate of Incorporation and in favor of the proposal to ratify the adoption of Sandata's 1998 Stock Option Plan. The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment. Any Sandata stockholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with Sandata written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the Meeting. However, a stockholder who attends the Meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended proxies should be sent to Sandata at 26 Harbor Park Drive, Port Washington, New York 11050, Attention: Corporate Secretary.

The total number of Common Shares, par value $.001 per share, of Sandata (the "Common Shares") outstanding as of September 11, 1998 was 2,481,482. Each Common Share is entitled to one noncumulative vote. The Common Shares are the only class of securities of Sandata entitled to vote. A majority of the Common Shares outstanding and entitled to vote as of September 11, 1998, or 1,240,742 Common Shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on September 11, 1998 will be entitled to vote. With regard to the election of Directors, votes may be cast in favor or withheld; votes that are withheld will have no effect as Directors shall be elected by a plurality of the votes cast in favor. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to stockholders. Broker non-votes will not be counted for the purpose of determining whether a particular proposal has been approved. Since the proposed Share Increase Amendment requires the approval of a majority of the outstanding Common Shares, abstentions and broker non-votes will have the effect of a negative vote. Since the proposed ratification of the adoption of Sandata's 1998 Stock Option Plan and the proposed ratification of the adoption of the Restated Certificate of Incorporation requires the approval of a majority of the Common Shares present in person or by proxy at the Meeting, abstentions will have the effect of a negative vote and, as indicated above, broker non-votes will not be considered present for purposes of such vote.

Sandata will pay the entire expense of preparing and soliciting such proxies, which solicitation will be conducted by use of the mails. Proxies may also be solicited by directors, officers and employees of Sandata without additional compensation for such solicitation. The cost of solicitation may include reimbursement to brokers, custodians, nominees and other fiduciaries, for reasonable out-of pocket and clerical expenses incurred in forwarding proxy materials to their principals.

A list of Sandata stockholders entitled to vote at the Meeting will be available at Sandata's offices, 26 Harbor Park Drive, Port Washington, New York 11050 for a period of ten days prior to the Meeting for examination by any Sandata stockholder and at the Meeting.

                             EXECUTIVE COMPENSATION

         Summary Compensation Table

The following table sets forth certain information concerning the compensation of Bert E. Brodsky, the Chairman and Chief Executive Officer of Sandata, for the fiscal years ended May 31, 1998, 1997 and 1996, respectively, as well as named executive officers of Sandata for the fiscal years ended May 31, 1998, 1997 and 1996. No other person had a total salary and bonus in excess of $100,000 for the fiscal years ended May 31, 1998, 1997 and 1996:



--------------------------- ------- ------------------------------------- ------------------------------- ===========
                                           Annual Compensation                Long-Term Compensation

--------------------------- ------- ------------------------------------- -------------------------------
--------------------------- ------- ------------ ------- ------------- ------------------------ --------- ===========
                                                                               Awards           Payouts
--------------------------- ------- ------------ ------- ------------- ------------------------ --------- ===========
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
                                                            Other                  Securities
                                                            Annual     Restricted  Under-                  All Other
                                                          Compensa-      Stock     lying        LTIP       Compensation
    Name and Principal                Salary     Bonus       tion        Awards    Options/     Payouts       ($)
         Position            Year       ($)       ($)        ($)          ($)      SARs (#)      ($)

--------------------------- ------- ------------ ------- ------------- ----------- ----------- ----------
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
     Bert E. Brodsky         1998   200,000 (5)   -0-     13,374 (1)      -0-         -0-         -0-     20,401 (2)
  Chairman of the Board                                                                                   30,000 (3)
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
     Bert E. Brodsky
  Chairman of the Board      1997     200,000     -0-     13,374 (1)      -0-       110,000       -0-     20,670 (2)
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
     Bert E. Brodsky
  Chairman of the Board      1996     200,000     -0-     12,259 (1)      -0-        44,000       -0-     20,310 (2)
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
       Hugh Freund
Executive Vice President,    1998     165,000     -0-        -0-          -0-         -0-         -0-     22,669 (2)
        Secretary                                                                                         17,066 (4)
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
       Hugh Freund
Executive Vice President,    1997     165,000     -0-        -0-          -0-        90,000       -0-     5,605 (2)
        Secretary
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
       Hugh Freund
Executive Vice President,    1996     69,808      -0-     15,585 (1)      -0-        36,000       -0-     5,605 (2)
        Secretary
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
       Gary Stoller
 Executive Vice President    1998     115,000     -0-     22,391 (1)      -0-         -0-         -0-     16,040 (2)
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
       Gary Stoller
 Executive Vice President    1997     108,302     -0-     22,391 (1)      -0-        50,000       -0-        -0-
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========
       Gary Stoller
 Executive Vice President    1996     95,650      -0-     21,756 (1)      -0-        20,000       -0-     1,751 (2)
--------------------------- ------- ------------ ------- ------------- ----------- ----------- ---------- ===========

(1) Includes personal benefits relating to the use of Company-leased automobiles provided for business purposes from an affiliate of Sandata's Chairman.

(2) Represents insurance premiums paid by Sandata on behalf of Mr. Brodsky, Mr. Freund and Mr. Stoller for life insurance policies on their lives, respectively, the benefits of which are payable to their spouses, respectively.

(3) Represents insurance premiums paid by Sandata on behalf of Mr. Brodsky for life insurance policies on his life, the benefits of which are payable to an insurance trust, of which Mrs. Brodsky is a co-Trustee.

(4) Represents insurance premiums paid by Sandata on behalf of Mr. Freund for life insurance policies on his life, the benefits of which are payable to an insurance trust, of which Mr. Freund is a co-Trustee.

(5) On May 29, 1998 Mr. Brodsky signed a waiver wherein he agreed to waive his rights to an additional $300,000 of compensation due to be paid to him for the fiscal year ended May 31, 1998 pursuant to the terms of the Brodsky Employment Agreement with Sandata discussed below.


         Option/SAR Grants in Last Fiscal Year

No stock options were granted to executive officers of Sandata during fiscal year ended May 31, 1998.

         Aggregated Option/SAR Exercise in Last Fiscal Year and
         Fiscal Year-End Option Value Table

The following table sets forth certain information concerning the value of unexercised options and warrants held by executive officers of Sandata, for the fiscal year ended May 31, 1998:

------------------ -------------------------- ----------------- --------------------------




                                                                   Number of Securities       Value of Unexercised
                                                                  Underlying Unexercised     in-the-Money Options and
                                                                  Options and Warrants at      Warrants at May 31,
                      Shares Acquired on       Value Realized        May 31, 1998 (#)              1998 ($)
      Name                Exercise(#)               ($)         Exercisable/Unexercisable    Exercisable/Unexercisable
------------------ -------------------------- ----------------- -------------------------- ==========================
------------------ -------------------------- ----------------- -------------------------- ==========================
 Bert E. Brodsky            74,000                607,540               658,667/0                 1,542,448/0
------------------ -------------------------- ----------------- -------------------------- ==========================
------------------ -------------------------- ----------------- -------------------------- ==========================
 Hugh Freund                43,000                353,030               162,000/0                  276,840/0
------------------ -------------------------- ----------------- -------------------------- ==========================
------------------ -------------------------- ----------------- -------------------------- ==========================
Gary Stoller                46,667                383,136               110,000/0                  204,900/0
------------------ -------------------------- ----------------- -------------------------- ==========================

         Employment Contracts, Termination of Employment and
         Change-in-Control Arrangements

In May 1992, Mr. Brodsky and Sandata entered into a deferred compensation agreement pursuant to which Sandata will pay (i) to Mr. Brodsky a lump sum ranging from $75,000 to $255,000 if he voluntarily terminates his employment with Sandata after attaining 55 years of age or (ii) to Mr. Brodsky's beneficiary a lump sum ranging from $200,000 to $450,000 in the event of Mr. Brodsky's death during the term of his employment with Sandata. The amount of the payment is dependent upon the age of Mr. Brodsky at the time of termination of employment or death. Sandata has obtained insurance on Mr. Brodsky's life to fund its obligations under the above agreement.

Effective February 1, 1997, Sandata and Mr. Brodsky entered into the Brodsky Employment Agreement providing for, among other things, compensation at the annual rate of $500,000 or lesser amount if mutually agreed, plus such bonuses or additional compensation that the Board of Directors of Sandata may, on the basis of improvements in Sandata's performance or other reasonable criteria, deem appropriate. During the 5-year term of the Brodsky Employment Agreement, the employee shall also be provided with a full-time use of a Company automobile, six (6) weeks paid vacation annually and group medical insurance and other benefits or programs which Sandata establishes or has made available to its employees. Mr. Brodsky has agreed to accept a reduction in compensation for the fiscal year ended May 31, 1998 and has signed a waiver evidencing his agreement to such reduction.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth, as of September 21, 1998, the beneficial share ownership of (i) each person who is known by Sandata to be the beneficial owner of more than five (5%) percent of Sandata's Common Shares; (ii) each of Sandata's directors; and (iii) all of Sandata's executive officers and directors as a group. The ownership percentages indicated are calculated, on a fully-diluted basis, in accordance with Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended, which attributes beneficial ownership of securities to a person or entity who holds options or warrants to purchase such securities.


======================================= -----------------------------------------

Name of Director and Name and Address                                                      Approximate Percentage
         of Beneficial Owner                        Number of Shares                        of Outstanding Shares
======================================= ----------------------------------------- =========================================
Bert E. Brodsky
26 Harbor Park Drive
Port Washington, NY                            802,507  (1)                                32.3%  (1)
======================================= ----------------------------------------- =========================================
Hugh Freund
26 Harbor Park Drive
Port Washington, NY                            255,721  (2)                                10.3%  (2)
======================================= ----------------------------------------- =========================================
Gary Stoller
26 Harbor Park Drive
Port Washington, NY                            234,778  (3)                                  9.2%  (3)
======================================= ----------------------------------------- =========================================
Steven N. Bronson
201 South Biscayne Boulevard
Suite 2950
Miami, FL  33131                                136,950  (4)                                5.3%  (4)
======================================= ----------------------------------------- =========================================
James S. Cassel
201 South Biscayne Boulevard
Suite 2950
Miami, FL  33131                                  79,100  (5)                               3.1%  (5)
======================================= ----------------------------------------- =========================================
Private Opportunity Partners
II, Ltd. FL Limited Partnership
201 South Biscayne Boulevard
Suite 2950
Miami, FL  33131                                  71,593  (6)                               2.9%  (6)
======================================= ----------------------------------------- =========================================
Paul J. Konigsberg
Konigsberg Wolf & Co.
440 Park Avenue South                               8,000                                      *
New York, NY 10016
======================================= ----------------------------------------- =========================================
Ronald L. Fish
Unlimited Care Inc.
245 Main Street                                            --                                --
White Plains, NY 10601
======================================= ========================================= =========================================
All executive officers and Directors
as a group (5 persons)                       1,588,649  (1)(2)(3)                        58.6%  (1)(2)(3)
======================================= ========================================= =========================================


(1) Includes 20,500 shares of Common Stock owned by Mr. Brodsky's wife; includes 74,734 shares of Common Stock owned by the trusts established for the benefit of Mr. Brodsky's four children, of which Mr. Brodsky is a trustee.

(2) Excludes 41,464 shares of Common Stock owned by Mr. Freund's adult children; excludes 87,000 shares of Common Stock owned by Mr. Freund's wife. As set forth in Mr. Freund's Schedule 13G, filed with the SEC on February 6, 1998, Mr. Freund disclaims any beneficial interest in, or voting or dispositive control over, such shares.

(3) Includes presently exercisable options to purchase 20,000 shares of Common Stock at $2.34 per share under the 1995 Plan; includes presently exerciable options to purchase 50,000 shares of Common Stock at $2.61 per share under the 1995 Plan. Includes 21,000 shares of Common Stock owned by trusts established for the benefit of Mr. Stoller's children of which Mr. Stoller is a trustee.

(4) Includes 50,600 shares issuable upon the exercise of currently exercisable warrants, which were due to expire on December 22, 1997, which expiration date has been extended until December 22, 1998, at $5.00 per share and 34,600 shares issuable upon the exercise of currently exercisable warrants, which expire on December 22, 1998, at $7.00 per share. Excludes 47,500 shares beneficially owned by Private Opportunity Partners II, L.P., a Florida limited partnership ("POP"). Mr . Bronson is the President of the corporate general partner of POP. Mr. Bronson has advised Sandata that he disclaims beneficial ownership of the shares beneficially owned by POP.

(5) Includes 30,800 shares issuable upon the exercise of currently exercisable warrants, which were due to expire on December 22, 1997, which expiration date has been extended to December 22, 1998, at $5.00 per share and 20,800 shares issuable upon the exercise of currently exercisable warrants, which expire on December 22, 1998, at $7.00 per share. Excludes 4,000 shares beneficially owned by Mr. Cassel's children. Mr. Cassel has advised Sandata that he disclaims beneficial ownership of the shares beneficially owned by his children.

(6) Includes 23,750 shares issuable upon the exercise of currently exercisable options, which expire on December 22, 2001, and 343 shares owned by the corporate general partner of POP.

* Less than one percent (1%)

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         IDA/SBA Financing

On June 1, 1994, BFS Sibling Realty, Inc. ("BSRI") formerly known as Brodsky Sibling Realty, Inc., a company affiliated with certain of Sandata's Directors, borrowed $3,350,000 in the form of Industrial Development Revenue Bonds ("Bonds") to finance costs incurred in connection with the acquisition of Sandata's Facility from the NCIDA, and for renovating and equipping the
Facility. These Bonds were subsequently purchased by a bank (the "Bank"). The aggregate cost incurred by BSRI in conjunction with such acquisition, renovation and equipping was approximately $4,377,000. In addition, Sandata incurred approximately $500,000 of indebtedness to affiliates of Mr. Brodsky in connection with additional capital improvements. The Bonds bore interest at prime plus 3/4 of 1% until August 11, 1995, at which time the interest rate became fixed at 9% for a five-year term through September 1, 2000. At that time, the interest rate will be adjusted to a rate of either prime plus 3/4 of 1%, or the applicable fixed rate if offered by the Bank. As a condition to the issuance of the Bonds, the NCIDA obtained title to the Facility which it then leased to BSRI.

On June 21, 1994 (as of June 1, 1994), Sandata and its Chairman guaranteed the full and prompt payment of principal and interest of the Bonds and Sandata granted the Bank a security interest and lien on all the assets of Sandata. In connection with the issuance and sale of the Bonds, Sandata, as sublessee, entered into a sublease agreement (the "First Sublease") with BSRI, whereby Sandata leased the Facility for the conduct of its business and, in consideration therefor, was obligated to make lease payments in at least equal amounts due to satisfy the underlying Bond obligations.

On July 31, 1995, by an Assignment and Assumption and First Amendment to Lease between Sandata and BSRI, Sandata assumed the obligations of BSRI under the lease and became the direct tenant and the beneficial owner of the Facility (collectively the "First Amendment"). In connection with the First Amendment, the First Sublease was terminated. During the period commencing July 1, 1995 and ending October 31, 1996 Sandata paid rent for the Facility to the NCIDA in the amount of $48,600 per month, subject to adjustment based upon the then effective interest rate of the Bonds, among other things. In connection with the First Amendment, Sandata obtained the right to acquire the Facility upon expiration of the Lease with the NCIDA and became directly liable to the NCIDA for amounts due thereunder. Furthermore, in connection with the First Amendment, Sandata assumed certain indebtedness owed to affiliates of Sandata's Chairman as follows: (i) the $364,570 remaining balance of a 48-month term loan bearing interest at 8.7% per annum, and (ii) the $428,570 remaining balance of a 42-month term loan bearing interest at 8.91%. Each of the foregoing loans were incurred in connection with the construction of improvements to the Facility, are collateralized by the assets of the primary obligor and are guaranteed by Sandata's Chairman.

On August 11, 1995, Sandata entered into a $750,000 loan agreement with the Long Island Development Corporation ("LIDC"), under a guarantee by the U.S. Small Business Administration ("SBA") (the "SBA Loan"). The entire $750,000 proceeds were used to repay a portion of the Bonds. Sandata entered into the First Amendment primarily to satisfy certain requirements of the SBA. The SBA Loan is payable in 240 monthly installments of $6,255, which includes principal and interest at a rate of 7.015%.

As of November 1, 1996, Sandata entered into the Second Amendment with BFS (which succeeded to the interest of BSRI with respect to the Second Amendment), the NCIDA and the Bank. In connection with the Second Amendment, (i) BFS assumed all of Sandata's obligations under the Lease with the NCIDA and entered into the Second Sublease with Sandata, as sublessee, for the Facility; and (ii) Sandata conveyed to BFS the right to become the owner of the Facility upon expiration of the Lease. In addition, pursuant to the Second Sublease, Sandata has assumed certain obligations owed by BFS to the NCIDA under the Lease. BFS has indemnified Sandata with respect to certain obligations relative to the Lease and the Second Amendment.

         Advances and Loans to Affiliates

In July 1994 Sandata advanced certain fees on behalf of Bert Brodsky, Hugh Freund, Gary Stoller, Leland H. Freund and Emily B. Freund (collectively, the "Proponents") arising from a 1994 proposal by the Proponents to take Sandata "private" for purposes of the Federal Securities Laws which they subsequently withdrew. These fees were repaid by the Proponents in August 1997.

At May 31, 1997, Sandata was owed approximately $138,000 from a company affiliated with the officers of Sandata. Subsequent to May 31, 1997, Sandata received approximately $18,000 and a promissory note for the balance due. The note is payable in 24 monthly payments of principal and interest at 8% commencing September 1, 1997. Sandata deferred principal payments from April, 1998 to October, 1998, at which time principal and interest payments will resume. At May 31, 1998, Sandata was owed approximately $87,000 on such note.

During the fiscal year ended May 31, 1998 Sandata paid an aggregate of $35,765 on behalf of certain officers to companies affiliated with Sandata's Chairman for payment of automobile leases.

         Sale/Leaseback Transaction

In March 1997, Sandsport assigned its $200,000 option to purchase the assets leased pursuant to the 1997 Sale/Leaseback Transaction to PWCC, an affiliate of Sandata's Chairman. PWCC acquired the purchase option in consideration for posting a letter of credit to secure the purchase option obligation. Subsequent to March 1997, PWCC assigned the purchase option to a third party which is not affiliated with Sandata.

         Registration Statement

On June 3, 1997 the Securities and Exchange Commission declared effective Sandata's registration statement on Form S-3 (the "Registration Statement") which covered, among other things, the reoffer of 820,213 shares of common stock beneficially owned by Bert Brodsky, 255,696 shares of common stock beneficially owned by Hugh Freund and 162,231 shares of common stock beneficially owned by Gary Stoller.

On July 14, 1997 Sandata filed a Registration Statement on Form S-8 relative to reofferings of shares of Common Stock of Sandata which may be acquired pursuant to stock option plans.

In August 1997 pursuant to the terms of Sandata's incentive stock option plan, certain officers of Sandata exercised 206,667 options at an exercise price of $1.79 per share and 23,333 options at an exercise price of $1.875 per share. Other option exercises by employees of Sandata amounted to an aggregate of 222 shares at an exercise price of $1.875 per share. The total proceeds generated from option exercises during the fiscal year ended May 31, 1998 were $414,100.

On July 14, 1998 certain officers and directors, among others of Sandata, exercised options and warrants to purchase an aggregate of 921,334 shares of Common Stock at exercise prices ranging from $1.38 to $2.61 per share for an aggregate cost of $1,608,861. Payment for such shares is to be made to Sandata
(i) a portion in the form of non-recourse promissory notes due in July 2001, with interest at eight and one-half percent (8-1/2%) per annum, payable annually; and (ii) a portion by payment of an aggregate of $1,609 representing the par values paid in cash. The shares of Common Stock issued upon exercise have been pledged as security for the debt.

         National Medical Health Card Systems, Inc.

Sandata derives revenue from Health Card, a company affiliated with Sandata's Chairman of the Board, principally for computer software design services. The revenues generated from Health Card amounted to approximately $2,307,000 and $2,171,000 for the years ended May 31, 1998 and 1997, respectively. Included in the current year revenues are billings of approximately $2,036,000 for computer software design services. Subsequent to May 31, 1998, Sandata received $293,389 from Health Card in full payment of amounts due, which totalled $293,389 at May 31, 1998.

         Equipment Leases

Sandata leases various equipment from a company affiliated with Sandata's Chairman. The equipment is leased on a monthly basis at a rate of approximately $24,000 per month.

         Medical Arts Office Services, Inc.

For purposes of the Federal Securities Laws, Medical Arts Office Services, Inc. ("MAOS") may be deemed an affiliate of Sandata. During the fiscal years ending May 31, 1998, and May 31, 1997, MAOS provided Sandata with accounting, bookkeeping and paralegal services. For the fiscal years ended May 31, 1998 and 1997 the total payments made by Sandata to MAOS were $223,813 and $223,395, respectively.

         Federation of Puerto Rican Organizations

Sandata has been providing services to Federation of Puerto Rican Organizations, and/or its affiliates (individually and collectively, the "Federation"), an HRA Vendor Agency, since 1995. At May 31, 1998, the Federation owed Sandata $51,865 for services rendered by Sandata. On October 31, 1997 and November 30, 1997, respectively, Sandata acquired a loan receivable for an aggregate of $300,000 from a third party (a portion of which was acquired from an affiliate of Sandata's Chairman), due from the Federation. Such loan receivable is secured by accounts receivable due to the Federation. Shortly following Sandata's acquiring such receivable, the Federation filed for bankruptcy protection. Sandata has filed, among other things, claims representing monies owed to Sandata with respect to the loan and the receivables. Sandata has fully reserved against the loan and the receivable in the event that it does not receive payment.

                                    PROPOSALS

1.     Election of Directors

Five Directors are to be elected at the Annual Meeting of Stockholders to serve until the next annual meeting of shareholders and until their respective successors have been elected and have qualified.

The following table sets forth the positions and offices presently held with Sandata by each nominee for election as Director, his age as of September 4, 1998 and the year he first became a Director of Sandata. Proxies not marked to the contrary will be voted in favor of their election.

--------------------------------- --------- ----------------------------------------------------

                                                           POSITIONS AND OFFICES                  YEAR BECAME A
                                                            PRESENTLY HELD WITH                      DIRECTOR
              NAME                AGE                             SANDATA
--------------------------------- --------- ---------------------------------------------------- ==================
--------------------------------- --------- ---------------------------------------------------- ==================
Bert E. Brodsky                   55        Chairman of the Board, President and Treasurer             1983
--------------------------------- --------- ---------------------------------------------------- ==================
--------------------------------- --------- ---------------------------------------------------- ==================
Hugh Freund                       60        Executive Vice President, Secretary and Director           1978
--------------------------------- --------- ---------------------------------------------------- ==================
--------------------------------- --------- ---------------------------------------------------- ==================
Gary Stoller                      45        Executive Vice President and Director                      1983
--------------------------------- --------- ---------------------------------------------------- ==================
--------------------------------- --------- ---------------------------------------------------- ==================
Paul J. Konigsberg                62        Director                                                   1998
--------------------------------- --------- ---------------------------------------------------- ==================
--------------------------------- --------- ---------------------------------------------------- ==================
Ronald L. Fish                    57        Director                                                   1998
--------------------------------- --------- ---------------------------------------------------- ==================

Bert E. Brodsky has been Chairman of the Board and Treasurer of Sandata since June 1, 1983 and President since December, 1989. From August, 1983 through November, 1984, from December, 1988 through January, 1991, from February 1998 to June 1998, Mr. Brodsky served as Chairman of the Board of National Medical Health Card Systems, Inc. ("Health Card") and since June 1998 has served as President of Health Card. From October 1983 through December 1993, Mr. Brodsky served as Chairman of the Board of Compuflight, a provider of computerized flight planning services. Since August 1980, Mr. Brodsky has served as Chairman of the Board of PW, which provides financial and consulting services to physicians. Since 1979, Mr. Brodsky has also served as President of Bert Brodsky Associates, Inc., which provides consulting services.

Hugh Freund, a founder of Sandata, was Sandata's President from 1978 to November, 1986, and a Director of Sandata since its formation in 1978. Since November 1986, Mr. Freund has served as an Executive Vice President of Sandata and Secretary since 1995. Mr. Freund is also President of Sandsport Data Services, Inc. ("Sandsport"), Sandata's wholly-owned health care data processing subsidiary. In addition to managing Sandata's operations, Mr. Freund has been responsible for the marketing efforts of Sandata.

Gary Stoller joined Sandata at the time of its formation in 1978 as its Senior Programmer and Analyst and has been an Executive Vice President and a Director of Sandata since January, 1983. Mr. Stoller has been responsible for computer design, programming and operations of Sandata as its Chief Information Officer and is the architect of the SHARP and SANTRAX(R) systems.

Paul J. Konigsberg served as a Director of Sandata since January, 1998. Mr. Konigsberg previously served on Sandata's Board of Directors from November 1987 through August 1995. Mr. Konigsberg is a certified public accountant and has been a senior partner in the accounting firm of Konigsberg Wolf & Co., P.C. since 1970. Mr. Konigsberg also serves on Sandata's Audit Committee.

Ronald L. Fish served as a Director of Sandata since January, 1998. Since 1975, Mr. Fish served as Administrator, Treasurer and Director of Unlimited Care Inc., a nursing services firm. Mr. Fish also serves on Sandata's Audit Committee.

Each Director will hold office until the next Annual Meeting of Stockholders or until his successor is elected and qualified. Each executive officer will hold office until the next regular meeting of the Board of Directors following the next Annual Meeting of Stockholders or until his or her successor is elected or appointed and qualified.

There is no family relationship among any of Sandata's executive officers, directors or nominees for directors.

The Board of Directors of Sandata held no meetings during the fiscal year ended May 31, 1998 but acted on 11 occasions during such period by unanimous written consent in lieu of a meeting.

The Audit Committee of the Board of Directors is charged with the review of the activities of Sandata's independent auditors, including the fees, services, and scope of such audit. The Committee is composed of Messrs. Konigsberg and Fish. Such Committee did not meet during fiscal 1998. All other functions of the Board of Directors are performed by the Board as a whole.

          Section 16(a) Beneficial Ownership Reporting Compliance

To Sandata's knowledge, based solely upon a review of copies of Forms 3, 4 and 5 furnished to Sandata and written representations that no other reports were required during the fiscal year ended May 31, 1998, all Section 16(a) filing requirements applicable to Sandata's officers, Directors and 10% shareholders were complied with, except with respect to (i) two Directors, each of whom filed two late reports on Form 4, each reporting one and two transactions, respectively and (ii) one Director who filed one late report on Form 4, reporting two transactions.

2.       Share Increase Amendment

The Board of Directors of Sandata has recommended an amendment to Sandata's Certificate of Incorporation to increase the number of authorized Common Shares from 3,000,000 shares to 6,000,000 shares. The Board believes such action to be in the best interest of Sandata so as to make additional Shares available for acquisitions, financings, present and future employee benefit programs, including, without limitation, the 1998 Stock Option Plan, and other corporate purposes. The additional Common Shares may be issued from time to time as its Board of Directors may determine without further action of the stockholders of Sandata. Although the Board of Sandata has no current plans to utilize such shares to entrench present management, it may, in the future, be able to utilize the additional Common Shares as a defensive tactic against hostile takeover attempts. The authorization of such Common Shares shall have no current anti-takeover effect. No hostile takeover attempts are, to Sandata's management's knowledge, threatened. There are no other provisions in Sandata's charter or by-laws or other material agreements which would, in the judgment of Sandata's management, have an anti-takeover effect.

Other than as described below under the "1998 Stock Option Plan", Sandata has no understandings or agreements for the issuance or sale of the proposed additional Common Shares.

Stockholders of Sandata do not currently possess, nor upon the adoption of the proposed amendment will they acquire, preemptive rights, which would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of Sandata.

3.       Restatement of Certificate of Incorporation

In August, 1998, the Board of Directors approved the adoption of Sandata's Restated Certificate of Incorporation, including the amendments referred to above (subject to the approval of Sandata's stockholders) for the purposes of consolidating into one document several amendments and changes (including, without limitation, the amendments referred to above). A copy of the proposed form of Restated and Amended Certificate of Incorporation is attached hereto as Exhibit A. Sandata's Certificate of Incorporation has been amended on 9 occasions. The consolidation of the several amendments and changes to the Certificate of Incorporation into one document will provide for easier reference for those interested in examining Sandata's charter provisions and streamlining certain aspects of corporate administration which may require a review of, or reference to, Sandata's charter documents.

4.       1998 Stock Option Plan

On August 3, 1998, Sandata's Board of Directors adopted the 1998 Stock Option Plan (subject to stockholder approval thereof as well as of the Share Increase Amendment). The following statements include summaries of certain provisions of the 1998 Stock Option Plan. The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the 1998 Stock Option Plan, a copy of which is available at the offices of Sandata.

         Purpose

The purpose of the 1998 Stock Option Plan is to advance the interests of Sandata by inducing individuals and eligible entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, Sandata, by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors to acquire proprietary interests in Sandata, and by providing the participating employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of Sandata.

         Administration

The Plan provides for its administration by the Board of Directors of Sandata (the "Board") or by a committee chosen by the Board (the "Committee"). The Board may choose a Committee to administer the Plan at any time. The Board currently administers the Plan. The Board or the Committee has authority (subject to the provisions of the Plan) to select from the group of eligible employees, non-employee Directors, consultants and advisors the individuals or entities to whom options will be granted, and to determine the times at which and the exercise price for which options will be granted. The Board or the Committee is authorized to interpret the Plan and the interpretation and construction by the Board or the Committee of any provision of the Plan or of any option granted thereunder shall be final and conclusive. The receipt of options by Directors or any members of the Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

         Nature of Options

The Board or the Committee may grant options under the Plan ("Incentive Stock Options") which are intended to meet the requirements of Section 422 of the Code relating to "incentive stock options." In addition, the Board or Committee may grant options under the Plan which are not intended to meet the requirements of
Section 422 of the Code ("Nonstatutory Stock Options"). The Federal income tax consequences of the grant and exercise of Incentive Stock Options and Nonstatutory Stock Options are described below under "Federal Income Tax Consequences."

         Reload Feature

The Board or the Committee may grant options with a reload feature, applicable only when options being exercised by a holder are paid by delivery of Common Shares. The reload stock option allows the holder to exercise an option (the "First Option") and to receive another option (the "Reload Option") for (i) the number of Common Shares used to pay for the First Option, and (ii) with respect to Nonstatutory Stock Options, the number of Common Shares used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Option. A Reload Option may also have a reload feature. The reload feature must be included in the stock option agreement entered into by Sandata and the holder of the option. The term of the reload option shall be equal to the remaining option term of the First Option.

         Alternate Stock Appreciation Rights

The Board or the Committee may grant alternate stock appreciation rights ("SARs") in conjunction with the grant of an Incentive Stock Option, or in conjunction or subsequent to the grant of a Nonstatutory Stock Option. An SAR permits the holder to be paid the appreciation on the Common Shares subject to the option in lieu of exercising the option to which it relates (the "Related Option"). SARs must be evidenced by an SAR agreement, specifying when the SAR is exercisable. An SAR may be exercised only if and to the extent that the Related Option is eligible to be exercised on the date of exercise of the SAR. Upon exercise of an SAR, Sandata may pay the holder of the Sandata Common Share appreciation in cash, Common Shares or a combination thereof. An SAR terminates or expires upon the same conditions and in the same manner as the Related Option. The exercise of an SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option.

         Eligibility

Subject to certain limitations as set forth in the Plan, options to purchase Common Shares may be granted thereunder to persons who, in the case of Incentive Stock Options, are employees (including officers) of Sandata or, in the case of Nonstatutory Stock Options, are employees (including Directors and officers) or non-employee Directors of or certain consultants or advisors to Sandata.

         Option Price

The option price of the Common Shares subject to an Incentive Stock Option may not be less than the fair market value of the Common Shares on the date upon which such option is granted. In addition, in the case of a recipient of an Incentive Stock Option who, at the time the option is granted, is a holder of more than 10% of the total combined voting power of all classes of stock of Sandata or of a parent or subsidiary of Sandata (a "10% Stockholder"), the purchase price of the Common Shares must be at least 110% of the fair market value of the Common Shares on the date upon which such option is granted.

The option price of Common Shares subject to a Nonstatutory Stock Option will be determined by the Board or the Committee at the time of grant and need not be necessarily the equivalent of, or related to, the market price for Sandata's Common Shares.

         Exercise of Option or SAR

An option or SAR granted under the Plan shall be exercised by the delivery by the holder thereof to Sandata at its principal office (attention of the Secretary) of written notice of the number of Common Shares with respect to which the option or the SAR, as the case may be, is being exercised. With respect to options, such notice shall be accompanied or followed within ten days of delivery thereof by payment of the full option price of such Common Shares which shall be made by the holder's delivery of (i) his check payable to the order of Sandata in such amount; (ii) previously acquired Common Shares, the fair market value of which shall be determined as of the date of exercise;
(iii)if provided in the Stock Option Agreement at the discretion of the Board or Committee, a promissory note made payable to Sandata accompanied by cash payment of the par value of the Common Shares being purchased; or (iv) by the holder's delivery of any combination of the foregoing (i), (ii) and if provided in the Stock Option Agreement at the discretion of the Board or Committee, (iii).

         Duration of Options

No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an Incentive Stock Option is granted to a 10% stockholder, such option shall not be exercisable after the expiration of five years from the date of its grant.

Nonstatutory Stock Options granted under the Plan may be of such duration as shall be determined by the Board or the Committee.

         Non-Transferability

Options granted under the Plan are not transferable otherwise than by will or the laws of descent and distribution and such options are exercisable, during a holder's lifetime, only by the optionee.

         Death, Disability or Termination of Employment or Services

Subject to the terms of any stock option agreement, if the employment of an employee or the services of a non-employee Director, consultant or advisor shall be terminated for cause, or such employment or services shall be terminated voluntarily, any options held by such persons or entities shall expire immediately. If such employment or services shall terminate for any other reason, then, subject to the terms of any stock option agreement, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by Sandata or at the normal retirement date prescribed from time to time by Sandata shall be deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

Subject to the terms of any stock option agreement, if an option holder under the Plan (i) dies while employed by Sandata or its subsidiary or while serving as a non-employee Director of, or consultant or advisor to, Sandata or its subsidiary or (ii) dies within three months after the termination of his employment or services other than voluntarily or for cause, then such option may be exercised by the estate of the employee, non-employee Director, consultant or advisor, or by a person who acquired such option by bequest or inheritance from the deceased option holder, at any time within one year after his death. Subject to the terms of any stock option agreement, if the holder of an option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee Director of, or consultant or advisor to, Sandata or its subsidiary, then such option may be exercised at any time within one year after his termination of employment, termination of Directorship or termination of consulting or advisory arrangement or agreement due to the disability.

         Amendment and Termination

The Plan (but not options previously granted thereunder) shall terminate on August 3, 2008, ten years from the date that it was adopted by the Board. Subject to certain limitations, the Plan may be amended or modified from time to time or terminated at an earlier date by the Board or by the affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote thereon.

         Federal Income Tax Consequences

         Nonstatutory Stock Options

Under the Code and the Treasury Department Regulations (the "Regulations"), a Nonstatutory Stock Option does not ordinarily have a "readily ascertainable fair market value" when it is granted. This rule will apply to Sandata's grant of Nonstatutory Stock Options. Consequently, the grant of a Nonstatutory Stock Option to an optionee will result in neither income to him nor a deduction to Sandata. Instead, the optionee will recognize compensation income at the time he exercises the Nonstatutory Stock Option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price. Subject to the applicable provisions of the Code and the Regulations regarding withholding of tax, a deduction will be allowable to Sandata in the year of exercise in the same amount as is includable in the optionee's income.

For purposes of determining the optionee's gain or loss on the sale or other disposition of the Common Shares transferred to him upon exercise of a Nonstatutory Stock Option, the optionee's basis in such Common Shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise. Such gain or loss will be capital gain or loss and will be long-term or short-term depending upon whether the optionee held the Common Shares for more than one year or one year or less. No part of any such gain will be an "item of tax preference" for purposes of the "alternative minimum tax."

         Incentive Stock Options

Options  granted under the Plan which  qualify as Incentive  Stock Options under
Section 422 of the Code will be treated as follows:

Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or Sandata from the grant of an Incentive Stock Option to, or the exercise of an Incentive Stock Option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the Common Shares transferred to him upon exercise of the Incentive Stock Option. For purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such Common Shares is at least two years after the date of the grant of the Incentive Stock Option, and at least one year after the transfer of the Common Shares to him upon exercise of the Incentive Stock Option, the optionee will realize long-term capital gain treatment upon their sale or disposition.

Sandata generally will not be allowed a deduction with respect to an Incentive Stock Option. However, if an optionee fails to meet the foregoing holding period requirements (a so-called disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him upon exercise of an Incentive Stock Option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case Sandata will be allowed a corresponding deduction.

For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee's alternative minimum taxable income. In addition, for purposes of such tax, the basis of such shares will include such excess.

To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such options will not be Incentive Stock Options. In this regard, under existing Internal Revenue Service guidelines, Sandata may designate which Common Shares issued upon exercise of such options are Incentive Stock Options and which shares are Nonstatutory Stock Options. In the absence of such designation, a pro-rata portion of each share issued is to be treated as issued pursuant to the exercise of an Incentive Stock Option and the balance of each share treated as granted pursuant to the exercise of a Nonstatutory Stock Option.

The foregoing is only a brief summary of the applicable federal income tax laws and should not be relied upon as being a complete statement. The federal tax laws are complex and are subject to legislative changes and new or revised judicial or administrative interpretations. In addition to the federal income tax consequences described herein, the grant of options under the Plan or the receipt of shares upon exercise thereof may also have state and local tax consequences.


Recommendations of Board of Directors

The Board of Directors of Sandata believes that the proposals to approve the Share Increase Amendment, the ratification of the Restated Certificate of Incorporation and the adoption of the 1998 Stock Option Plan are in the best interests of Sandata and its stockholders. Accordingly, the Board of Directors of Sandata unanimously recommends that the stockholders of Sandata vote in favor of such proposals.

                              INDEPENDENT AUDITORS

Marcum & Kliegman LLP has served as Sandata's independent auditors since February 28, 1995 and has been selected as Sandata's independent auditors for the fiscal year ending May 31, 1998.

A representative of Marcum & Kliegman LLP is expected to be present at the Meeting, will have the opportunity to make a statement, if such representative so desires, and will be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the Meeting pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Exchange Act, must be received by the Secretary of Sandata at the principal executive offices of Sandata by June 16, 1999 for inclusion in Sandata's Proxy Statement and form of Proxy relating to such meeting.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This Proxy Statement is accompanied by a copy of Sandata's Annual Report on Form 10-KSB for the year ended May 31, 1998 (the "Form 10-KSB").

The following information from the Form 10-KSB, as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this Proxy Statement:

(i) the consolidated financial statements of Sandata as of May 31, 1998 and May 31, 1997 and for each of the two years ended May 31, 1998 included in Item 7 thereof; and

(ii) "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in Item 6 thereof.



                                          Hugh Freund
                                          Secretary

Port Washington, New York
September 24,  1998

                                  SANDATA, INC.
                              26 Harbor Park Drive
                         Port Washington, New York 11050

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Bert E. Brodsky and Hugh Freund as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of common stock of Sandata, Inc. (the "Company") held of record by the undersigned on September 11, 1998 at the Annual Meeting of Stockholders to be held on October 22, 1998 or any adjournment thereof.


         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1, 2, 3 and 4 and in favor of any proposal to adjourn the meeting in order to allow Sandata additional time to obtain sufficient Proxies with regard thereto.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                            PROPOSALS 1, 2, 3 and 4.

         1.       Election of Directors

    [   ]    FOR all nominees listed below   [   ]    WITHHOLD AUTHORITY
               (except as marked to the         to vote for all nominees listed.
                contrary below).

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

                    BERT E. BRODSKY HUGH FREUND GARY STOLLER

                        PAUL J. KONIGSBERG RONALD L. FISH

2. Proposal to approve an amendment to the Certificate of Incorporation to increase the number of authorized Common Shares from 3,000,000 to 6,000,000.

              [   ]  FOR      [   ]  AGAINST      [   ]  ABSTAIN

3. Proposal to ratify the adoption of Sandata's Restated Certificate of Incorporation, which includes the amendment referred to above.

              [   ]  FOR      [   ]  AGAINST      [   ]  ABSTAIN

4. Subject to stockholder approval of the increase in authorized shares, proposal to approve the adoption of Sandata's 1998 Stock Option Plan.

              [   ]  FOR      [   ]  AGAINST      [   ]  ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                           DATED:........................., 1998

                                           Please sign  exactly as name appears
                                           below.  When shares are held by joint
                                           tenants,  both should sign. When
                                           signing as attorney,  executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation,  please sign in full
                                           corporate name by the President or
                                           other authorized  officer.  If a
                                           partnership, please sign in full
                                           partnership name by authorized
                                           person.



                                           -----------------------------------
                                           Signature



                                           -----------------------------------
                                           Signature, if held jointly



                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                                    EXHIBIT A


                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                  SANDATA, INC.

                            (AS AMENDED THROUGH ---------, 1998)


                 Pursuant to Sections 242 and 245 of the General
                      Corporation Law of the State of Delaware

          SANDATA, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

          1. The name of the corporation is SANDATA, INC. (the "Corporation"). The Corporation was originally incorporated under the name Sandsport Data Services of Delaware, Inc. on December 9, 1986.

          2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation hereby restates and integrates and further amends the provisions of the Certificate of Incorporation of this Corporation as follows:

          FIRST: The name of the Corporation is Sandata, Inc.

          SECOND: Its registered office and place of business in the State of Delaware is to be located at 32 Loockerman Square, Suite L-100 in the City of Dover, County of Kent. The Registered Agent in charge thereof is National Registered Agents, Inc.

          THIRD: The nature of the business and the objects and purposes proposed to be transacted, promoted and carried on are to do any or all things herein mentioned, as fully and to the same extent as natural persons might or could do, and in any part of the world, viz:

          The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is Six Million (6,000,000) shares of Common Stock with a par value of $.001 per share.

          FIFTH: The Directors shall have power to make and to alter or amend the By-Laws; to fix the amount to be reserved as working capital, and to authorize and cause to be executed, mortgages and liens without limit as to the amount, upon the property and franchise of this Corporation.

          With the consent in writing, and pursuant to a vote of the holders of a majority of the capital stock issued and outstanding, the Directors shall have the authority to dispose, in any manner, of the whole property of this Corporation.

          The By-Laws shall determine whether and to what extent the account and books of this Corporation, or any of them, shall be open to the inspection of the stockholders; no stockholder shall have any right of inspecting any account, or book, or document of this Corporation, except as conferred by the law or the By-Laws, or by resolution of the stockholders.

          The stockholders and directors shall have power to hold their meetings and keep the books, documents and papers of the Corporation outside of the State of Delaware, at such places as may be, from time to time, designated by the By-Laws or by resolution of the stockholders or directors, except as otherwise required by the laws of Delaware.

          It is the intention that the objects, purposes and powers specified in the THIRD paragraph hereof shall, except where otherwise specified in said paragraph, be nowise limited or restricted by reference to or inference from the terms of any other clause or paragraph in this certificate of incorporation, but that the objects, purposes and powers specified in the THIRD paragraph and in each of the clauses or paragraphs of this charter shall be regarded as independent objects, purposes and powers.

          SIXTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware as the same may be amended and supplemented.

          IN WITNESS WHEREOF, I hereunto sign my name and affirm that the statements made herein are true under the penalties of perjury this ----- day of ----------------, 1998.



                                                 /s/ Bert E. Brodsky
                                                 ------------------------------
                                                 Bert E. Brodsky
                                                 Chairman of the Board